EXHIBIT 10.167

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, (“Assignor”) hereby assigns to INLAND AMERICAN REAL ESTATE TRUST, INC., a Maryland corporation, (“Assignee”) all of Assignor’s right, title and interest as a party to that certain Purchase and Sale Agreement [Portfolio II] (the “Purchase Agreement”) by and between INLAND REAL ESTATE ACQUISITIONS, INC., (“Buyer”), and SUNTRUST BANK, a Georgia banking corporation, (“Seller”), dated October 17,  2007, as amended, with respect to the purchase and sale of those certain parcel(s) of land more fully defined on Exhibit A, attached hereto (the “Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Properties.  The Assignor acknowledges and agrees that notwithstanding the foregoing the Assignor is not released from any of its obligations under the Purchase Agreement.

This Assignment is effective as of the 30th day of November, 2007.

ASSIGNOR:	INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

	By:	/s/ G. Joseph Cosenza
G. Joseph Cosenza
	Its:	President

ASSIGNEE:	INLAND AMERICAN REAL ESTATE TRUST, INC., a Maryland corporation

	By:	/s/ Marcia L. Grant
Marcia L. Grant
	Its:	Assistant Secretary

Exhibit A

Pool	Prop. ID	Property Name	Address	City	County	ST
1	FL00144	Cutler Ridge Office	20295 South Dixie Highway	Miami	Dade	FL
2	FL00158	University Branch	6700 North Davis Highway	Pensacola	Escambia	FL
1	FL00169	Destin Branch	34901 Emerald Coast Parkway	Destin	Okaloosa	FL
4	FL00182	Plant City Main Office	202 West Reynolds Street	Plant City	Hillsborough	FL
2	FL00321	Palm Harbor Office	33075 U.S. Highway 19 North	Palm Harbor	Pinellas	FL
4	FL00324	Dunedin Office	825 Broadway	Dunedin	Pinellas	FL
1	FL00962	North Coral Springs Office	9501 Wiles Road	Coral Springs	Broward	FL
4	FL00993	Kirkman - Conroy Branch	4582 Kirkman Road	Orlando	Orange	FL
10	FL00994	Kissimmee - Main Street Branch	1000 North Main Street	Kissimmee	Osceola	FL
10	FL01030	East Lake Wales Branch	2011 State Road 60 East	Lake Wales	Polk	FL
10	FL01036	Port Orange Branch	3865 S Nova Road	Port Orange	Volusia	FL
2	FL01046	South Daytona Branch	2580 South Ridgewood Avenue	South Daytona	Volusia	FL
10	FL01051	West Port Orange Branch	4900 Clyde Morris Boulevard	Port Orange	Volusia	FL
4	FL01053	Palm Coast West Branch	15 Pine Cone Drive	Palm Coast	Flagler	FL
4	FL01090	Southeast Lauderdale	1601 South Federal Highway	Fort Lauderdale	Broward	FL
4	FL01096	Wellington	12870 Forest Hill Boulevard	West Palm Beach	Palm Beach	FL
10	FL01137	North Port Office	5900 North Port Boulevard	North Port	Sarasota	FL
4	FL01161	Hunters Creek Branch	13950 John Young Parkway	Orlando	Orange	FL
1	FL01172	South 441 Branch	11200 South Orange Blossom Trail	Orlando	Orange	FL
2	FL01193	Melbourne South Branch	2116 South Babcock Street	Melbourne	Brevard	FL
10	FL01290	Fivay Road Office	14207 Fivay Road	Hudson	Pasco	FL
2	FL01294	Oakbridge Center Branch	1215 Parkway Frontage Road North	Lakeland	Polk	FL
1	FL01331	Hospital Branch	1401 Miccosukee Road	Tallahassee	Leon	FL
10	FL01353	Dunnellon Office	20270 East Pennsylvania Road	Dunnellon	Marion	FL